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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2005

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-25226                 22-3285224
         --------                      -------                 ----------
     (State Or Other                 (Commission              (IRS Employer
Jurisdiction Of Incorporation)       File Number)           Identification No.)


                9 Entin Road, Parsippany, New Jersey               07054
                ------------------------------------               -----
                (Address of Principal Executive Offices)         (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 28, 2005, Emerson Radio Corp. ("Emerson"), together with certain of its direct and indirect subsidiaries, entered into a $42.5 million Amended and Restated Revolving Credit and Term Loan Agreement (the "Loan Agreement") with PNC Bank, National Association, a member of The PNC Financial Services Group, Inc. and Sovereign Bank, with PNC Bank acting as agent for the lenders. The new three year facility consists of a $35 million Senior Secured Revolving Credit Facility (the "Revolver") and a $7.5 million Senior Secured Term Loan (the "Term Loan"). The Revolver replaces a $25 million Senior Secured Revolving Credit Facility that was due to expire on June 30, 2005. The Revolver provides for revolving loans which, in the aggregate, are not to exceed the lesser of $35 million or a "Borrowing Base" amount based on specified percentages of eligible accounts receivable and inventory and bears interest ranging from the Base Rate (which is the higher of PNC Bank's prime rate or .50% over the federal funds open rate) to the Base Rate plus 1.50% or, at Emerson's election, the current Eurodollar Rate (which is essentially the LIBOR rate) plus 1.50% to the Eurodollar Rate plus 3.00%, depending on the ratio of Senior Funded Debt to EBITDA (as those terms are defined in the Loan Agreement). The Term Loan was satisfied in full as of July 1, 2005. Pursuant to the Loan Agreement, Emerson will be restricted from, among other things, paying cash dividends, repurchasing its common stock except under certain circumstances and entering into certain transactions without the lenders' prior consent. In addition, the Loan Agreement contains financial covenants, including certain net worth and leverage covenants. Amounts outstanding under the Loan Agreement are secured by substantially all of Emerson's assets, other than intellectual property.

On June 29, 2005, Emerson issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1. The above description of the terms and of the Loan Agreement is qualified in its entirety by the Loan Agreement, which was filed on June 29, 2005, as Exhibit 10.27.4 to Emerson's Annual Report on Form 10-K for the fiscal year ended March 31, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         Exhibit 10.1 - Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 27, 2005, among Emerson Radio Corp., Emerson Radio Macao Commercial Offshore Limited, Majexco Imports, Inc., Emerson Radio (Hong
Kong) Ltd., and Emerson Radio International Ltd. (as Borrowers), PNC Bank, National Association and Sovereign Bank (as Lenders) and PNC Bank, National Association (as Agent) (incorporated by reference to Exhibit 10.27.4 to Emerson's Annual Report on Form 10-K for the fiscal year ended March 31, 2005).

         Exhibit 99.1 - Press release dated June 29, 2005 (the following Exhibit is furnished as part of this Current Report on Form 8-K).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EMERSON RADIO CORP.


                                          By: /s/ Guy A. Paglinco
                                             ----------------------------------
                                           Name: Guy A. Paglinco
                                           Title: Vice President and Chief
                                           Financial Officer

Dated:  July 5, 2005